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                                                                   EXHIBIT 10.35
                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (this "Agreement") made as of March 15, 1999,
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between SYNETIC, INC., a Delaware corporation (the "Company"), and JAMES LOVE
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("Optionee").
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                                    RECITAL
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          The Company desires to provide Optionee with an opportunity to acquire shares of Common Stock (as defined below) of the Company. As a result, the Company has elected to issue to Optionee an option to acquire 275,000 shares of its Common Stock and intends that such option comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                       --------
Act").
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                                   AGREEMENTS
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          In consideration of the Recital (which is incorporated by reference)
and the mutual covenants of this Agreement, the Company and Optionee agree as follows:

          1.   Confirmation of Grant of Option.  Pursuant to a determination by
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the Stock Option Committee of the Board of Directors of the Company (the
"Board"), effective as of March 15, 1999 (the "Date of Grant"), the Company
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hereby confirms that Optionee has been granted, subject to the terms of this
Agreement, the right (the "Option") to purchase 275,000 shares of Common Stock
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of the Company ("Common Stock").  All of the shares hereunder are hereinafter
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referred to as "Shares".  Said number of Shares subject to the Option may be
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adjusted as provided in Section 9.

          As used herein, "Committee" shall mean the Stock Option Committee of
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the Board (and any successor committee appointed by the Board).


          2.       Exercisability of Option.
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          2.1. Subject to the terms and conditions of this Agreement (including
          Section 2.3), the Option shall become exercisable:

          2.1.1. with respect to 20% of the Shares, on and after March 15, 2000 (the "First Vesting Date");

          2.1.2. with respect to an additional 20% of the Shares, on and after the first anniversary of the First Vesting Date;

          2.1.3. with respect to an additional 20% of the Shares, on and after the second anniversary of the First Vesting Date;
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          2.1.4. with respect to an additional 20% of the Shares, on and after the third anniversary of the First Vesting Date; and

          2.1.5. with respect to the remainder of the Shares, on and after the fourth anniversary of the First Vesting Date (the "Last Vesting Date").

          2.2. Notwithstanding any other provision of this Agreement, the Committee may determine that the Option shall become exercisable in full or in part, whether or not it is then exercisable, upon such circumstances or events as the Committee determines, in its sole discretion, merits special consideration.

          2.3. The unexercised portion of the Option (both vested and non-vested) shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

          2.3.1. The tenth anniversary of the Date of Grant.

          2.3.2. Subject to the provisions of Sections 2.3.3, 2.3.4, 2.3.5
     and 2.3.6 below,   30 days following the date of termination of Optionee's
     status as an employee of the Company and its subsidiaries in the case of the vested portion of the Option and immediately following such date of termination in the case of the unvested portion of the Option; provided, however, that if following such termination as an employee, Optionee is retained as a consultant, the Board or the Committee, in its sole discretion, may continue the Option for the balance of the term with respect to either (a) all Shares covered by it or (b) the Shares for which the Option has become exercisable as of the date of termination pursuant to
     Section 2.1 (in which case the Option shall not be deemed to have terminated) or may permit the termination to stand. Any such continuation shall not be deemed the grant of a new option.

          2.3.3. If Optionee retires as an employee of the Company with the
     consent of   the Company, the Option shall expire on the date of
     retirement, except for any portion thereof which was otherwise exercisable on the date of retirement, which shall expire unless exercised within a period of 90 days after the date of retirement.

          2.3.4. If Optionee dies within the 30 day period following the date
     of termination   of Optionee's status as an employee or consultant
     (described in Section 2.3.2) or the 90-day period following retirement with the consent of the Company (described in Section 2.3.3), any unexercised portion of the Option which was otherwise exercisable on the date of death shall be exercisable by Optionee's personal representatives or heirs at law, if no personal representative is required by the governing state law, at any time within the one year period from date of death.

          2.3.5. In the event of the termination of Optionee's employment by the Company without Cause (as defined in Optionee's Employment Agreement with the

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     Company dated February 28, 1999 (the "Employment Agreement")) or
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     as a result of Optionee's death or Disability (as defined in the Employment
     Agreement), the Option shall remain outstanding and continue to vest, and shall otherwise be treated as if he remained in the employ of the Company through the earlier of (i) (A) the second (or first if the Company has waived Optionee's covenant not to compete with the Company set forth in the Employment Agreement at or prior to the first anniversary of the date of termination) anniversary of the date of termination in the event of a termination of Optionee's employment by the Company without Cause or (B) the Last Vesting Date, in the case of Optionee's death or Disability and
     (ii) the occurrence of any circumstance or event that would constitute Cause. If Optionee dies or becomes Disabled while an employee or consultant of the Company, the Option shall remain exercisable until the first anniversary of the later of (i) the Last Vesting Date and (ii) the date of termination of Optionee's employment.

          2.3.6. If Optionee's employment with the Company or any subsidiary is terminated for Cause, the existence of which shall be determined by the Committee, in its sole discretion (which determination shall be conclusive), the Option (both the vested and unvested portions) shall terminate immediately and Optionee shall have no right after such termination to exercise any Option he might have exercised prior to his termination of service.

          3.   Method of Exercise of Option. Optionee (or the representative of
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his estate or his heirs or legatees or a Permitted Transferee (as defined below)) may exercise all or a portion of the Option to the extent vested and exercisable by giving written notice of exercise to the Company at its principal business office, specifying the number of Shares for which the Option is exercised, accompanied by payment in full of the Option Price for such Shares together with any amount required for payroll withholding tax under all applicable federal, state or local laws or regulations. If the Company has established a form for notice of exercise, Optionee shall use such form. The Company shall cause certificates for the Shares so purchased to be delivered to Optionee, such Permitted Transferee or Optionee's personal representatives, heirs or legatees at its principal business office, as soon as practicable following receipt of the notice of exercise and the applicable purchase price. Payment of the Option Price shall be made in United States dollars in the form of cash, certified check or bank draft, or, with the consent of the Committee, by delivery to the Company of shares of Common Stock which Optionee has owned for at least six months, or if the Committee so determines, by withholding Shares with respect to which Optionee has exercised the Option having a fair market value (as determined by the Committee) on the date of exercise equal to the sum of the Option Price for the withheld Shares and the remaining Shares with respect to which Optionee has exercised the Option, or pursuant to a "cashless" exercise through a broker or any combination of such methods of payment. Shares shall be valued at the fair market value (as determined by the Committee) on the date of exercise.

          4.   Option Price.  Subject to adjustment as provided in Section 9,
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the exercise price of the Shares covered by this Agreement shall be $43.00 per
Share.

          5.   Non-Transferability of Option.  The Option is not assignable or
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transferable except by will or by the laws of descent and distribution and the
Option may not

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be exercised other than by Optionee or, after the death of Optionee, by
Optionee's personal representative, heirs or legatees; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of the Option to Optionee's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members ("Permitted Transferees"). Without limiting the
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generality of the foregoing, the Option may not be assigned, transferred (except as permitted in the preceding sentence), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to levy, attachment or similar process. Any attempt to assign, transfer, pledge or hypothecate the Option contrary to the provisions of this Agreement, and any levy, attachment or similar process upon the Option shall be null and void and without effect, and the Board or the Committee may, in its discretion, upon the happening of any such event, terminate the Option as of the date of such event.

          6.   No Rights Prior to Issuance of Shares. Optionee shall have no
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rights as a stockholder with respect to the Shares until the date the Company has issued and delivered the Shares to Optionee as evidenced by the appropriate entry on the books of the transfer agent of the Company or by actual delivery of stock certificates, and Optionee's name shall have been entered as the stockholder of record on the books of the Company and then only as to such Shares as are actually issued and delivered to Optionee following exercise of the Option prior to its termination.

          7.   Restrictions on Exercise and on Common Stock.
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          7.1. The Shares issued upon exercise of the Option shall be issued only to Optionee or a person permitted to exercise the Option pursuant to
Section 5.

          7.2. The Option shall not be exercisable, in whole or in part, until such time as the Shares are registered by the Company on a Form S-8.

          7.3. The Company may require Optionee to represent to the Company, in writing, when the Option is exercised, that Optionee is exercising the Option for Optionee's own account for investment only and not with a view to distribution and that Optionee will not make any sale, transfer or other disposition of any Shares purchased except (i) pursuant to a registration statement filed under the Securities Act of 1933 as amended, which the Securities and Exchange Commission has declared effective, (ii) pursuant to an opinion of counsel satisfactory in form and substance to the Company that the sale, transfer or other disposition may be made without registration, or (iii) pursuant to a "no action" letter issued to Optionee by the Securities and Exchange Commission. The Company may require each share certificate representing Shares to bear a legend stating that the Shares evidenced thereby may not be sold or transferred except in compliance with the Securities Act of 1933, as amended, and the provisions of this Agreement. The certificate(s) may be made subject to a stop transfer order placed with the Company's transfer agent. Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable at a time when the exercise thereof may result in the violation of any law or governmental order or regulation.

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          8.   Right to Terminate Employment.  This Agreement does not
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constitute a contract of, or an implied promise to continue, Optionee's employment or status with the Company or any subsidiary of the Company; and nothing contained in this Agreement shall confer upon Optionee the right to continue such employment or status; nor does this Agreement affect the right of the Company to terminate Optionee's employment or status at any time. Optionee shall have no rights in the benefits conferred by the Option or in any Shares except to the extent the Option is exercised while vested and prior to termination. Termination of the Option by reason of termination of employment shall give no rise for any claim for damages by Optionee under this Agreement and shall be without prejudice to any rights or remedies which the Company or any subsidiary of the Company may have against Optionee.

          9.   Adjustment.
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          9.1. In the event of any subdivision (stock split) or consolidation
(reverse split) of the issued Common Stock of the Company, or any other recapitalization of the Company, or any business combination or other transaction involving the Company, which shall substantially affect the rights of holders of Common Stock, the Board or the Committee shall make such appropriate adjustments to the number of Shares and price per Share covered by the Option, and any other rights under the Option, as deemed appropriate by the Board or the Committee, as the case may be (whose good faith determination shall be absolute and binding upon Optionee), to provide Optionee with a benefit equivalent to that to which Optionee would have been entitled if such event had not occurred.

          9.2. In case the Company is merged or consolidated with another corporation, or in case of a reorganization of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder shall either (i) make appropriate provisions for the protection of any outstanding portion of the Option by the substitution on an equitable basis of appropriate securities of the Company, or appropriate securities of the merged, consolidated, or otherwise reorganized corporation, or the appropriate adjustment in the option price, or both, or (ii) give written notice to Optionee that his Option must be exercised, to the extent then exercisable, within 60 days of the date of such notice or the Option will terminate, and to the extent that the Option is not exercised within such 60-day period it shall terminate and be of no further effect.

          10.  Taxes.  If  the Company shall be required to withhold any amounts
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by reason of any federal, state or local tax rules or regulations in respect of the payment of cash or the issuance of Shares pursuant to the exercise of an Option, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to Optionee. In any event, Optionee shall either
(i) make available to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding, or (ii) to the extent permitted by the Committee, irrevocably authorize the Company to withhold from the Shares otherwise issuable to Optionee as a result of such exercise a number of Shares having a fair market value, as of the date the withholding tax obligation arises (the "Tax Date") which alone, or when added to funds paid to
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the Company by Optionee, equal the amount of the minimum withholding tax obligation (the "Withholding Election") and the Company shall be entitled to
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take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to Optionee. Optionee's Withholding Election may only be made prior to the Tax Date and may be disapproved by the Committee. The Committee may establish such rules and procedures as it may deem necessary or advisable in connection with the withholding of taxes relating to the exercise of the Option.

          11.  Set-Off.  If at any time Optionee is indebted to the Company or
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any subsidiary, the Company may in the discretion of the Board or the Committee
(a) withhold from Optionee (i) following the exercise by Optionee of an Option, Shares issuable to Optionee having a fair market value on the date of exercise up to the amount of indebtedness to the Company or (ii) following the sale by an Optionee of Shares received pursuant to the exercise of an Option, amounts due to such Optionee in connection with the sale of such Shares up to the amount of indebtedness to the Company, or (b) take any substantially similar action. The Board or the Committee may establish such rules and procedures as they deem necessary or advisable in connection with the taking of any action contemplated by this Section 11.

          12.  Notices.  Each notice relating to this Agreement shall be in
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writing and delivered in person or by certified mail to the proper address.
Each notice to the Company shall be addressed to it at its principal office, attention of the General Counsel. Each notice to Optionee (or other person or persons then entitled to exercise the Option) shall be addressed to Optionee (or such other person or persons) at Optionee's most recent address on the books of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect. Each notice shall be deemed to have been given on the day it is received.

          13.  Benefits of Agreement.  This Agreement shall inure to the benefit
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of and be binding upon each successor of the Company.  Rights granted to the
Company under this Agreement shall be binding upon Optionee's personal representatives and heirs at law.

          14.  Source of Rights.  This Agreement shall be the sole and exclusive
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sources of any and all rights which Optionee, and Optionee's Permitted
Transferees, personal representatives or heirs at law, may have in respect of the Option as granted hereunder.

          15.  Captions.  The captions contained in this Agreement are for
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reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          16.  Interpretation and Construction.  The Option shall be
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administered by the Committee.  The Committee shall have authority to interpret and construe the terms of the Option, to make all determinations necessary or advisable for the administration of the Option (including determinations relating to the delivery of Shares of Common Stock in payment of the purchase price of the Shares covered by the Option and any tax withholding obligations, subject to compliance with any applicable rules promulgated under Section 16 of the Exchange Act). The good faith interpretation and construction by the Board or by the Committee of any provision of this Agreement shall be final and conclusive and binding on the parties hereto.

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          17.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

          18.  Governing Law.  This Agreement shall be construed in accordance
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with and governed by the laws of the State of New Jersey without regard to any principles of conflict of laws.

                                   EXECUTION
                                   ---------

          The parties signed this Agreement as of the day and year first above written, whereupon it became binding in accordance with its terms.

                               SYNETIC, INC.


                               By:
                                  ----------------------------------
                                     Charles A. Mele
                                     Executive Vice President
                                     and General Counsel





                                 -----------------------------------
                                 James Love

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